Exhibit 10.1

                    September 7, 1999

CuraGen Corporation
555 Long Wharf Drive, 11th Floor
New Haven, Connecticut 06511

Ladies and Gentlemen:

Pequot Partners Fund, L.P. and Pequot International Fund, Inc. (collectively, "Pequot") each agrees to buy 750,000 shares of CuraGen Corporation ("CuraGen ") common stock, $.01 par value per share, (the "Shares ") at a price per share equal to $10.00. CuraGen agrees to sell the shares to Pequot. On or before September 8, 1999, Pequot shall wire an aggregate of $15,000,000 in immediately available funds to an account designated by CuraGen and CuraGen shall deliver into escrow with American Stock Transfer and Trust Company stock certificates evidencing the Shares (and on or before such date copies of such certificates shall be faxed to Pequot). On or before September 9, 1999, contingent only upon CuraGen' s receipt of the purchase price on September 8, 1999, CuraGen shall cause the Shares to be delivered to Pequot.

  A. Representations and Warranties

1. Pequot represents and warrants to CuraGen that it is acquiring the Shares for its own account for the purpose of investment. Pequot is not acquiring the Shares with a view to, or for resale in connection with, a distribution, nor with any present intention of distributing or selling the Shares and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. Pequot understands that until the Shares have been registered under the Securities Act and applicable state securities laws each certificate representing such Shares shall bear a legend substantially similar to the following:

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

2. Pequot represents and warrants to CuraGen that each entity is an "accredited investor" as such term is defined in Regulation D under the Securities Act.

3. Each of Pequot and CuraGen represents and warrants to the other that (i) it has the right and power under its charter and bylaws or other organizational documents to execute, deliver and perform its obligations hereunder; (ii) this Letter Agreement has been duly authorized by all necessary corporate or partnership action, and (iii) the officer executing and delivering this Letter Agreement has the requisite right, power, capacity and authority to do so on behalf of such corporation or partnership. CuraGen represents and warrants to Pequot that on or before September 14, 1999, the Shares will be approved for listing on The Nasdaq Stock Market.

  B. Lock-up Restriction

Pequot and its "affiliates" or "associates" (as such terms are used in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), these terms to have such meaning throughout Sections B and C) hereby agree that, without the prior written consent of CuraGen, they will not, during the period commencing on the date hereof and ending on March 8, 2000, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any of the Shares or any securities convertible into or exercisable or exchangeable for the Shares or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of CuraGen common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to the transfer of the Shares by Pequot to its " affiliates" or "associates," provided, that , the transferee(s), agrees in writing as a condition precedent to such transfer to be bound by the terms of this Letter Agreement.

Pequot understands that the Shares shall bear a legend substantially similar to the following:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BY THE REGISTERED HOLDER HEREOF NOT TO OFFER, PLEDGE, SELL, CONTRACT TO SELL, SELL ANY OPTION OR CONTRACT TO PURCHASE, PURCHASE ANY OPTION OR CONTRACT TO SELL, GRANT ANY OPTION, RIGHT OR WARRANT TO PURCHASE, LEND OR OTHERWISE TRANSFER OR DISPOSE OF SUCH SECURITIES UNTIL MARCH 8, 2000.

C. Standstill

1. Pequot agrees that for a period of three years from the date hereof, Pequot will not, nor will it permit any of their affiliates or associates, from and after the date that such person becomes an affiliate or associate, unless in any such case specifically invited to do so by the Board of

Directors of CuraGen to: acquire, announce an intention to acquire, offer or propose to acquire, solicit an offer to sell or agree to acquire by purchase, by gift, by joining a partnership, limited partnership, syndicate or other "group" (as such term is used in Section 13(d)(3) of the Exchange Act, such term to have such meaning throughout this Section C) or otherwise, any shares of CuraGen common stock, or any other CuraGen securities convertible into, exchangeable for or exercisable for CuraGen common stock (all such securities, collectively, "Voting Securities"), except that the foregoing shall not apply to the purchase of the Shares pursuant to this Letter Agreement.

2. Notwithstanding the limitations and restrictions set forth above in Section C(1), Pequot shall have the right to acquire Voting Securities which, when added to the Voting Securities already owned by Pequot (including the Shares), would constitute not more than 15% of the number of shares of CuraGen common stock reported by CuraGen to be outstanding in the Company's most recently available filing with the Securities and Exchange Commission or other public announcement.

D. Miscellaneous

1. Pequot acknowledges and agrees that irreparable damage would occur if any of the provisions of Sections B and C were not performed in accordance with their specific terms or were otherwise materially breached. Accordingly, CuraGen will be entitled to an injunction or injunctions to prevent breaches of Sections B and C and to enforce specifically its provisions in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which CuraGen may be entitled at law or in equity.

2. No failure or delay on the part of CuraGen in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

3. Pequot understands that the Shares shall bear a legend substantially similar to the following:

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE OWNED BY A PERSON OR PERSONS WHO MAY BE CONSIDERED AN AFFILIATE FOR PURPOSES OF RULE 144 UNDER THE SECURITIES ACT. NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SHARES MAY BE SOLD PURSUANT TO RULE 144 OR ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS THEREUNDER.

4. This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Letter Agreement on September 7, 1999.

PEQUOT PARTNERS FUND, L.P.
By: /s/ David J. Malat
David J. Malat
PEQUOT INTERNATIONAL FUND, INC.
By: /s/ David J. Malat
David J. Malat
CURAGEN CORPORATION
By: /s/ David M. Wurzer
David M. Wurzer